UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 5, 2005

                              KANSAS CITY SOUTHERN
                              --------------------
               (Exact name of company as specified in its charter)


           DELAWARE                       1-4717              44-0663509
  --------------------------    ------------------------  ----------------------
 (State or other jurisdiction   (Commission file number)     (IRS Employer
       of incorporation)                                  Identification Number)


                427 West 12th Street, Kansas City, Missouri 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                (816) 983 - 1303

                                 Not Applicable

          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

On December 2, 2005, TFM, S.A. de C.V. ("TFM"), a wholly owned subsidiary of Kansas City Southern, formally changed its corporate name to Kansas City Southern de Mexico, S.A. de C.V. ("KCSM").

On December 5, 2005, KCSM and Francisco Javier Rion del Olmo entered into an agreement whereby Mr. Rion will voluntarily resign as the Chief Executive Officer of KCSM and Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., its direct parent, effective no later than February 14, 2006 as referenced in the attached press release.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release dated December 5, 2005.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Kansas City Southern


December 5, 2005                                     By:  /s/ Paul J. Weyandt
                                                          ----------------------
                                                          Paul J. Weyandt
                                                          Vice President